UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 28, 2005

                             MCLEODUSA INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
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   (Commission File Number)                    (IRS Employer Identification No.)

        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (319) 364-0000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On October 28, 2005, McLeodUSA Incorporated issued a press release, which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that it had reached an agreement to sell its Technology Park corporate headquarters campus at 6400 C Street SW in Cedar Rapids to Life Investors Insurance Company of America ("Life Investors"). The transaction is valued at approximately $27 million and is expected to close by the end of the year, subject to customary closing conditions and receipt of required bankruptcy court approvals. Following completion of the transaction, the Company will lease certain network facilities and office space in the headquarters building for varying terms, and the Company will also lease an additional standalone building located in Hiawatha, Iowa from Life Investors on a long-term basis.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
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99.1             Press Release, dated October 28, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCLEODUSA INCORPORATED


Dated: October 28, 2005                      By: /s/ James E. Thompson
                                                 ------------------------------
                                             Name:  James E. Thompson
                                             Title: Group Vice President and
                                                    General Counsel and
                                                    Secretary

                                  EXHIBIT INDEX


Exhibit No.      Description
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99.1             Press Release, dated October 28, 2005